Related party transactions	12 Months Ended
Dec. 31, 2017
Related party transactions
Related party transactions

21.Related party transactions

There is no single investor who has the ability to control the Company. However, the following investor owns at least 10% of the fully diluted share capital of the Company: Balderton Capital.

Bpifrance Financement has funded one successful project for a total of $0.9 million (paying us $0.4 million in 2010 and $0.5 million in 2013). We paid this advance quarterly from December 2013 to September 2017. As of December 31, 2017, the balance on this advance was fully repaid.

As part of the Restlet SAS acquisition, the Company assumed debt totaling $1.2 million related to advances for research and development projects from Bpifrance to Restlet SAS.

One of the Company's founders and former board member is on the board of directors of a technological partner with which the Group has a number of transactions. The total transactions with the technological partner were as follows (in thousands):

	As of December 31,
	2015	2016	2017
Amounts billed from technological partner	1,025	1,009	1,092
Outstanding balance	19	241	—

In addition to their salaries, the Company also provides non-cash benefits to directors and executive officers, and contributes to a defined contribution plan on their behalf. Non-cash benefits include the Group's share option program, restricted stock units, Restricted shares and warrants (BSA) (See Note 17).

Key management personnel compensation was comprised of (in thousands):

	Year Ended December 31,
	2015	2016	2017
Wages and bonus	$2,980	$2,911	$3,134
Other remuneration	67	95	124
Post-employment benefits	32	60	106
Share-based payments	1,234	1,812	2,478
Total	$4,313	$4,878	$5,842